UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 1, 2024
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13620 RANCH ROAD 620 N, SUITE A250
AUSTIN, TX 78717
(Address of principal executive offices)    (Zip Code)

(737) 248-2340
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On November 1, 2024, eHealth, Inc. (the “Company”) entered into that certain Second Amendment to Credit Agreement (“Amendment No. 2”), which amends that certain Credit Agreement, dated as of February 28, 2022, by and among the Company, as Borrower, Blue Torch Finance LLC, as administrative agent and collateral agent for the lenders, and each lender party thereto (as amended, restated, amended and restated, supplemented and/or otherwise modified prior to Amendment No. 2, the “Original Credit Agreement” and, as amended by Amendment No. 2, the “Credit Agreement”).

Amendment No. 2 amends the Original Credit Agreement to, among other things, (i) extend the maturity date of the Original Credit Agreement from February 28, 2025 to February 27, 2026, (ii) remove the “exit fee” contemplated by the Original Credit Agreement and replace it with an “applicable premium” that is payable in the event of any voluntary prepayment or certain mandatory prepayments of the loans under the Credit Agreement in an amount equal to 1.00% of the loans being prepaid, plus, solely in the case of loans prepaid on or prior to March 1, 2025, an additional “make-whole” amount, and (iii) reduce the margin applicable to SOFR loans from 7.50% to 7.00% and the margin applicable to base rate loans from 6.50% to 6.00%. Pursuant to Amendment No. 2, the Company paid to the lenders under the Original Credit Agreement an extension fee in an amount equal to 1.50% of the $70.0 million aggregate principal amount of loans outstanding thereunder.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2 a copy of which is attached hereto as Exhibit 10.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement, dated November 1, 2024, by and among eHealth, Inc., Blue Torch Finance LLC and the other lenders identified therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	November 1, 2024	/s/ John Dolan
John Dolan Chief Financial Officer (Principal Financial Officer)